UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 31, 2010

GENERAL GROWTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11656	42-1283895
(Commission File Number)	(IRS Employer Identification No.)

110 N. Wacker Drive, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

(312) 960-5000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

As previously reported, commencing on April 16, 2009, General Growth Properties, Inc. (“GGP”) and certain of GGP’s domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (“Chapter 11”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

In connection with the Debtors’ efforts to implement a joint Chapter 11 plan of reorganization, on March 31, 2010, GGP entered into:

•                  a Cornerstone Investment Agreement (the “Cornerstone Agreement”) with REP Investments LLC (“REP”), an affiliate of Brookfield Asset Management Inc.,

•                  a Stock Purchase Agreement (the “Fairholme Agreement”) with The Fairholme Fund and Fairholme Focused Income Fund (collectively, “Fairholme”); and

•                  a Stock Purchase Agreement (the “Pershing Agreement” and, together with the Cornerstone Agreement and the Fairholme Agreement, the “Investment Agreements”) with Pershing Square Capital Management, L.P. on behalf of Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd. and Pershing Square International V, Ltd. (collectively “Pershing” and, together with REP and Fairholme, the “Investors”).

The Investment Agreements contemplate GGP filing with the Bankruptcy Court a joint Chapter 11 plan of reorganization of the Debtors consistent with the terms of the Investment Agreements and the Plan Summary Term Sheet attached thereto (the “Proposed Plan”).  The Investment Agreements are subject to the approval of the Bankruptcy Court, and consummation of the transactions contemplated by the Investment Agreements is subject to various other conditions, as discussed below.

The Investment Agreements contemplate, among other things, the following in connection with consummation of the Proposed Plan:

•                  A restructuring of GGP in accordance with the Investment Agreements (the “Restructuring”) whereby, among other things, existing shares of common stock of GGP (“Common Stock”) would be exchanged (subject to adjustments contemplated by the Investment Agreements) for shares of common stock (“New Common Stock”) of a new company that would succeed to GGP in the Restructuring (the “Reorganized Company”).

•                  An investment by REP of $2,500,000,000, by Fairholme of $2,714,285,710, and by Pershing of $1,085,714,286, in the Reorganized Company through a purchase of shares of New Common Stock from the Reorganized Company at a purchase price of $10 per share (provided that, (i) subject to certain limitations, these purchase commitments may be satisfied through the conversion of allowed claims against the Debtors held by the applicable Investor into shares of New Common Stock at a valuation of $10 per share; and (ii) if GGP has sold or has binding commitments to sell shares of New Common Stock at a price not less than $10.50 per share, GGP has the option to reduce the amount of New Common Stock to be sold to Fairholme and Pershing, pro rata, but not by more than 50%).

•                  The distribution to GGP’s stockholders (the “Spinco Distribution”) of shares of common stock of a company which GGP would form and to which GGP would contribute certain assets and liabilities as described in the Investment Agreements (“Spinco”).

•                  An offering by Spinco to its stockholders of rights to purchase an aggregate of 50,000,000 shares of Spinco common stock at a purchase price of $5 per share.  REP would receive a minimum allocation of 10,000,000 shares of Spinco common stock, and Fairholme and Pershing together would receive a minimum allocation of 10,000,000 shares of Spinco common stock, in the rights offering at the purchase price of $5 per share.

•                  A commitment by REP to backstop 50%, and commitments by Fairholme and Pershing to each backstop 25%, of the $250,000,000 Spinco rights offering described above at the purchase price of $5 per share.  REP would be issued 1,250,000 shares of Spinco common stock, and Fairholme and Pershing together would be issued 1,250,000 shares of Spinco common stock, in consideration for providing these backstop commitments.

•                  The board of directors of the Reorganized Company would have nine members, three of whom would be designated by REP and one of whom would be designated by Pershing.  Pershing’s right to designate directors would only apply to the initial board of directors.  REP’s right to designate three directors would continue so long as REP beneficially owns at least 20% of the New Common Stock on a fully diluted basis, with such right reducing to (a) two directors if REP beneficially owns between 15% and 20% of the New Common Stock on a fully diluted basis and (b) one director if REP beneficially owns between 10% and 15% of the New Common Stock on a fully diluted basis (with no right to designate a director if REP beneficially owns less than 10% of the New Common Stock on a fully diluted basis).

•                  The board of directors of Spinco would have nine members, two of whom would be designated by REP (provided that if the chief executive officer of Spinco is an employee of REP, such individual shall be one of the two REP designees) and two of whom would be designated by Pershing.  REP’s right to designate two directors would continue so long as REP has not sold any Spinco shares (or Spinco warrants described below), with such right reducing to one director following the sale by REP of any Spinco shares or Spinco warrants so long as REP beneficially owns at least 10% of the Spinco common stock on a fully diluted basis.  Pershing’s right to designate two directors would continue so long as Pershing beneficially owns at least 10% of the Spinco common stock on a fully diluted basis.  Following such time as REP, or Pershing, as applicable, owns less than 10% of the Spinco common stock on a fully diluted basis, the applicable Investor would no longer have the right to designate directors for election to the Spinco board of directors.

•                  Following consummation of the Proposed Plan, each Investor would have a right to purchase in offerings of New Common Stock and Spinco common stock as necessary to allow them to maintain their respective proportionate ownership interests in the Reorganized Company and Spinco on a fully diluted basis.

•                  “Non-Control Agreements” of the Investors with respect to the Reorganized Company (and, in the case of Pershing, also with respect to Spinco) would be entered into addressing, among other things (a) the size of, the minimum number of independent directors on, and the composition of the nominating committee of, the applicable company’s board of directors, (b) voting for directors and certain other matters, (c) required approvals for (i) certain change in control transactions and related-party transactions involving the applicable Investor and (ii) the applicable Investor to increase its percentage ownership in the applicable company above an agreed cap, and (d) transfers of shares of the applicable company by the Investor.

•                  The Investors would be granted registration rights with respect to their securities in the Reorganized Company and Spinco.

Pursuant to the Investment Agreements, on March 31, 2010 GGP filed a motion (the “Approval Motion”) with the Bankruptcy Court seeking Bankruptcy Court approval to issue an aggregate of 120,000,000 warrants (the “Warrants”) to the Investors (60,000,000 to REP, 42,857,143 to Fairholme and 17,142,857 to Pershing).  Each of the Warrants would entitle the holder thereof to purchase one share of Common Stock at an initial exercise price of $15 per share, subject to adjustment as provided in the related warrant and registration rights agreement.  Upon the effectiveness of the Proposed Plan, the 120,000,000 Warrants would be exchanged for and converted into the right to receive an aggregate of (a) 120,000,000 warrants each of which would entitle the holder to purchase one share of New Common Stock at an initial exercise price of $10 per share, subject to adjustment as provided in the underlying warrant agreement, and (b) 80,000,000 warrants each of which would entitle the holder to purchase one share of Spinco common stock at an initial exercise price of $5 per share, subject to adjustment as provided in the underlying warrant agreement.  Each warrant would have a term of seven years from the date of issuance.  The warrants (i) are subject to anti-dilution adjustments in connection with dividends and certain other events, (ii) provide for a right to require that the warrants be cashed out at a Black-Scholes-based formula value upon certain change in control events and (iii) provide registration rights.

The obligation of the Investors to purchase New Common Stock pursuant to the Investment Agreements is subject to various conditions set forth in the Investment Agreements, including, among others, the following conditions:

•                  The Proposed Plan, in form and substance satisfactory to the Investors, shall have been confirmed by the Bankruptcy Court by order in form and substance satisfactory to the Investors.

•                  The Spinco Distribution shall have occurred and the Restructuring shall have been consummated.

•                  The Reorganized Company shall have a specified minimum amount of liquidity.

•                  Debt of the Reorganized Company shall not exceed a specified cap.

•                  The number of shares of New Common Stock and Spinco common stock shall not exceed specified caps.

•                  With respect to the issuance or sale of Common Stock prior to the closing, subject to certain exceptions, (i) Common Stock shall not have been issued or sold at a price of less than $10 per share, (ii) no person, entity or group (other than an Investor) shall, after giving effect to such issuance or sale of Common Stock, beneficially own more than 10% of the Common Stock on a fully diluted basis, and no five persons, entities or groups (other than Investors and certain other specified entities) shall, after giving effect to such issuance or sale of Common Stock, beneficially own more than 30% of the Common Stock on a fully diluted basis, and (iii) the right to purchase up to 15% of any shares of Common Stock issued or sold shall have been offered to (a) REP and (b) Fairholme and Pershing.

•                  The issuance, if applicable, of a promissory note by Spinco to GGP in an amount equal to the excess of GGP’s net debt (as of the effective date of the Proposed Plan) above a specified cap plus any amounts paid by GGP in settlement of certain specified claims less certain credits for equity issuances and other specified amounts.

Pursuant to the Investment Agreements, the Investment Agreements (and the obligations of the parties thereunder) terminate automatically if:

•                  an order, in form and substance satisfactory to the Investors, approving the issuance of the Warrants is not entered by the Bankruptcy Court on or prior to May 13, 2010; or

•                  the Debtors withdraw the Approval Motion;

in each case, unless Investors and GGP otherwise agree in writing.

In addition, an Investment Agreement may be terminated, among other things:

•                  if the effective date of the Proposed Plan and the closing of the Investor’s purchase of New Common Stock has not occurred by December 31, 2010 (which date may be extended by GGP to any date on or prior to January 31, 2011 if the Bankruptcy Court enters a confirmation order in respect of the Proposed Plan (a “Confirmation Order”) on or before December 15, 2010);

•                  by the Investor if (a) the Warrants are not issued in accordance with the Investment Agreements following Bankruptcy Court approval, or the shares underlying the Warrants cease to be listed, (b) prior to the issuance of the Warrants, GGP makes a public announcement, enters into an agreement or files any pleading or document with the Bankruptcy Court, in each case, evidencing its decision to support any competing transaction, or enters into a definitive agreement providing for a competing transaction, (c) GGP consummates a competing transaction, or (d) the conditions to the Investor’s obligation to close cannot be satisfied;

•                  by GGP, for any reason or no reason, prior to the entry of a Confirmation Order; and

•                  in the case of the Cornerstone Agreement, by GGP if as of the 20th day following the date of the Cornerstone Agreement, REP has not (i) received an executed equity commitment letter from Brookfield Asset Management Inc. in the form attached to the Cornerstone Agreement (the “Brookfield Equity Commitment Letter”), and (ii) entered into escrow agreements with members of REP pursuant to which such members of REP shall have deposited into an escrow account such funds, or posted letters of credit, that when taken together with the commitment contemplated by the Brookfield Equity Commitment Letter shall be sufficient in the aggregate to pay the purchase price payable by REP pursuant to the Cornerstone Agreement.

The Investment Agreements, including Exhibit G thereto (the form of warrant and registration rights agreement), are exhibits hereto and are incorporated herein by reference.  The foregoing summary of certain provisions of these documents is qualified in its entirety by reference thereto.  The above descriptions of these documents and the copies of these documents included as exhibits hereto have been included to provide investors with information regarding the terms of these documents.  These documents contain representations and warranties made by and to the parties thereto as of specific dates.  The representations and warranties of each party set forth in each document have been made solely for the benefit of the other party to such document.  In addition, such representations and warranties (1) may have been qualified by confidential disclosures made to the other party in connection with such document, (2) may be subject to a materiality standard which may differ from what may be viewed as material by investors, (3) were made only as of the date of such documents or such other date as is specified therein and (4) may have been included in such documents for the purpose of allocating risk between or among the parties thereto rather than establishing matters as facts.  Accordingly, these documents are included herewith only to provide investors with information regarding the terms thereof, and not to provide investors with any other factual information regarding the parties or their respective businesses.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 hereof is incorporated herein by reference.

Item 3.03.  Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 hereof is incorporated herein by reference.  The Investment Agreements provide that, prior to the issuance of the Warrants, the Rights Agreement, dated as of November 18, 1998, by and between GGP and BNY Mellon Shareowner Services, as successor to Norwest Bank Minnesota, N.A., as amended on November 10, 1999, December 31, 2001 and November 18, 2008 (the “Rights Agreement”), shall be amended to provide that (a) the Rights Agreement is inapplicable to (i) the acquisition by the Investors of the Warrants and the underlying securities thereof, (ii) any anti-dilution adjustments to those Warrants pursuant to the underlying warrant agreement, (iii) any shares of New Common Stock that an Investor may be deemed to own by no actions of its own and (iv) up to an additional 2.5%, 1.786% and 0.714% of the issued and outstanding shares of Common Stock by REP, Fairholme and Pershing, respectively, (b) no Investor shall be deemed to be an Acquiring Person (as defined in the Rights Agreement), (c) neither a Shares Acquisition Date (as defined in the Rights Agreement) nor a Distribution Date (as defined in the Rights Agreement) shall be deemed to occur and (d) the Rights (as defined in the Rights Agreement) shall not separate from the Common Stock, in each case under (b), (c) and (d), as a result of the acquisition by the Investor of the Warrants, the underlying securities thereof and the acquisition of beneficial ownership of up to the additional shares of Common Stock referred to in (a)(iv) above.

Item 8.01.  Other Events.

On March 31, 2010, GGP issued a press release announcing the execution of the Investment Agreements.  The press release is an exhibit hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

10.1	Cornerstone Investment Agreement, dated as of March 31, 2010, between REP Investments LLC and General Growth Properties, Inc.

10.2	Stock Purchase Agreement, dated as of March 31, 2010, between the Purchaser Party thereto and General Growth Properties, Inc.

10.3	Stock Purchase Agreement, dated as of March 31, 2010, between the Purchaser Party thereto and General Growth Properties, Inc.

99.1	Press Release titled “General Growth Properties Files Motion To Seek Approval Of Proposed $6.55 Billion Investment From Brookfield, Pershing Square and Fairholme” dated March 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.

By:	/s/Edmund Hoyt
Name:	Edmund Hoyt
Title:	Senior Vice President and Chief Financial Officer

Dated:  April 6, 2010

Exhibit Index

10.1	Cornerstone Investment Agreement, dated as of March 31, 2010, between REP Investments LLC and General Growth Properties, Inc.

10.2	Stock Purchase Agreement, dated as of March 31, 2010, between the Purchaser Party thereto and General Growth Properties, Inc.

10.3	Stock Purchase Agreement, dated as of March 31, 2010, between the Purchaser Party thereto and General Growth Properties, Inc.

99.1	Press Release titled “General Growth Properties Files Motion To Seek Approval Of Proposed $6.55 Billion Investment From Brookfield, Pershing Square and Fairholme” dated March 31, 2010.